EQUITRUST LIFE INSURANCE COMPANY

EquiTrust Life Variable Account II

Supplement Dated November 22, 2021

to the Prospectus for

Flexible Premium Variable Life Insurance Policy

(Dated May 1, 2009)

This Supplement updates certain information contained in your Prospectus, as previously supplemented, regarding investment options available under your Variable Life Insurance Policy or Variable Annuity Contract] (the “Policy”). The changes described in this Supplement will be memorialized in the “Updated Information About Your Policy” section when you receive your Annual Notice dated May 1, 2022. Please read this Supplement carefully and retain it for future reference with your Prospectus.

The T. Rowe Price Mid-Cap Growth Subaccount (the “TMC Subaccount”), which invests in the T. Rowe Price Mid-Cap Growth Portfolio (the “TMC Portfolio”), was previously closed to Policyowners whose Policies were issued on or after May 1, 2004.

Effective December 1, 2021, the TMC Subaccount will resume accepting new investments. Beginning on December 1, 2021, all Policyowners, irrespective of issue date, may allocate premium and transfer Accumulated Value to the TMC Subaccount.

The TMC Portfolio’s investment objective is to achieve long-term capital appreciation by investing earnings in common stocks of medium-sized companies with potential for above-average earnings growth. The TMC Portfolio’s investment adviser is T. Rowe Price Associates, Inc.

For additional details regarding the TMC Portfolio, please refer to the TMC Portfolio’s prospectus, which may be amended from time to time and can be found online at https://www.fbfs.com/variable-product-documents. You can also request this information at no cost by calling 1-888-349-4658.

*   *   *

If you have any questions about your Policy or how this change affects you, please do not hesitate to contact our Home Office toll free at 1-888-349-4658.

ETII KS_ID_ETIICC_VUL Pre-2008